______________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    July 13, 2001
                                                          -------------

                            ADMIRALTY BANCORP, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  0-24891                65-0405207
----------------------------     ------------        --------------------
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)         Identification No.)

            4400 PGA Boulevard
        Palm Beach Gardens, Florida                          33410
  ----------------------------------------                 ---------
  (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code  (561) 624-4701
                                                          --------------

______________________________________________________________________________
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Item 5.  Other events.
         ------------

     The Registrant issued a press release on July 13, 2001 announcing its results for the second quarter of 2001.

Item 7.  Exhibits.
         --------

     The following exhibit is filed with this Current Report on Form 8-K.

     Exhibit No.      Description
     -----------      -----------

     99 Press release announcing the Registrant's results for the second quarter of 2001.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADMIRALTY BANCORP, INC.
                                    ------------------------
                                    (Registrant)

Dated:   July 19, 2001              By: /s/ WARD KELLOGG
                                        -------------------------------------
                                        WARD KELLOGG
                                        President and Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.  Description                          Page No.
-----------  -----------                          --------

99           Press release announcing the            5-6
             Registrant's results for the
             second quarter of 2001.